UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 4, 2022 (Date of earliest event reported: August 1, 2022)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-40840	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ROLL	Nasdaq Global Select
5.00% Series A Mandatory Convertible Preferred Stock, par value $0.01 per share	ROLLP	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2022, RBC Bearings Incorporated (the “Company”) entered into (i) Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of June 3, 2022, between the Company and Michael J. Hartnett Ph.D., the Company’s Chief Executive Officer, and (ii) Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of June 3, 2022, between the Company and Daniel A. Bergeron, the Company’s Vice President and Chief Operating Officer (collectively, the “Employment Agreement Amendments”). The Employment Agreement Amendments correct certain technical mistakes in Dr. Hartnett and Mr. Bergeron’s employment agreements to more accurately reflect the mutual agreements between the Company and each of Dr. Hartnett and Mr. Bergeron. Specifically, (x) Dr. Hartnett’s agreement was amended to delete provisions that would have accelerated the vesting of all his then-unvested shares of restricted stock and stock options in the event that he voluntarily resigns from employment or provides the Company with notice that his employment agreement will not renew, and (y) Mr. Bergeron’s agreement was amended to delete a provision that would have accelerated the vesting of all his then-unvested shares of restricted stock and stock options in the event that he provides the Company with notice that his employment agreement will not renew. The foregoing description of the Employment Agreement Amendments does not purport to be complete and is subject to, and qualified in its entirety by, reference to the provisions of the Employment Agreement Amendments attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition

On August 4, 2022, the Company issued a press release announcing its financial results for the quarter ended July 2, 2022 and certain other information. This press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by this reference. The information in this Item 2.02 and in Exhibit 99.1 (i) is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and (ii) is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 2, 2022, the Audit Committee of the Board of Directors of the Company, in consultation with the Company’s management, concluded that the previously issued consolidated financial statements as of and for the years ended April 2, 2022, April 3, 2021, and March 28, 2020 and the consolidated financial statements for the quarters therein (the “Affected Periods”) included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 26, 2022 contained an error related to the accounting of non-cash stock-based compensation granted to the Company’s CEO and COO. As a result of this error, the Audit Committee determined that the Company’s consolidated financial statements for the Affected Periods included in the 2022 Annual Report on Form 10-K should not be relied upon and should be restated by adjusting selling, general and administrative expenses to reflect non-cash stock-based compensation that should have been recognized in each of the Affected Periods. Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s previously issued consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

The need for the restatement arose out of the Company’s reexamination of the timing of the Company’s recognition of stock-based compensation, a non-cash item, for awards granted to the CEO and COO in light of their employment agreements as then in effect, which historically included provisions that (i) would accelerate the vesting of all the CEO’s then-unvested shares of restricted stock and stock options in the event that he voluntarily resigns from employment or provides the Company with notice that his employment agreement will not renew, and (ii) would accelerate the vesting of all the COO’s then-unvested shares of restricted stock and stock options in the event that he provides the Company with notice that his employment agreement will not renew. Historically, the Company recognized stock-based compensation for restricted stock awards granted to the CEO and COO over the three-year vesting period and option awards over the five-year vesting period stated in the agreements underlying these awards, but U.S. GAAP requires stock-based compensation for awards to be recognized over the shorter service period effectively provided by the above-referenced provisions in the CEO and COO’s respective employment agreements.

The CEO and COO’s employment agreements have been amended (see Item 1.01 above) to remove the provisions referred to above (which the Company, the CEO and the COO consider to be a technical mistake causing the employment agreements to not reflect the parties’ mutual agreement) so the Company will recognize stock-based compensation for restricted stock and option awards granted in the future to the CEO and COO over the full three- and five-year vesting periods, respectively, rather than over the shorter service period applicable to the prior awards.

The change in the recognition of stock-based compensation is a non-cash item that affects the timing of recognition but not the total amount of the corresponding compensation expense for each award. The following table shows the Company’s SG&A and operating income for the Affected Periods as previously reported and as restated:

	(in thousands)
	As Previously Reported	Restatement Impacts	As Restated

	Fiscal Year Ended April 2, 2022
Selling, general and administrative expenses	$158,634	$8,969	$167,603
Operating income	$130,063	$(8,969)	$121,094

	Fiscal Year Ended April 3, 2021
Selling, general and administrative expenses	$106,000	$(3,217)	$102,783
Operating income	$111,458	$3,217	$114,675

	Fiscal Year Ended March 28, 2020
Selling, general and administrative expenses	$122,565	$7,418	$129,983
Operating income	$156,785	$(7,418)	$149,367

As a result of the restatement of SG&A for the Affected Periods, the Company expects to recognize less compensation expense in fiscal 2023 than it would have had it not made the restatement.

The change in the recognition of stock-based compensation described above does not impact the Company’s (i) liquidity or cash flows from operating activities, investing activities and financing activities during the Affected Periods, (ii) Adjusted EBITDA non-GAAP financial measure, or (iii) compliance with its obligations under any material agreement, including the financial covenants contained in the agreements governing its outstanding indebtedness.

The Company plans to restate the financial statements as of and for the Affected Periods in an amendment to the 2022 Annual Report on Form 10-K to be filed with the SEC.

In addition, the Company’s management has concluded that there was a material weakness in internal control over financial reporting during the Affected Periods relating to the error described above. The Company’s remediation plan with respect to such material weakness will be described in the amendment to the 2022 Annual Report on Form 10-K to be filed with the SEC.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 1.01 above is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 1, dated as of August 1, 2022, to Amended and Restated Employment Agreement, dated as of June 3, 2022, between RBC Bearings Incorporated and Dr. Michael J. Hartnett

10.2	Amendment No. 1, dated as of August 1, 2022, to Amended and Restated Employment Agreement, dated as of June 3, 2022, between RBC Bearings Incorporated and Daniel A. Bergeron

99.1	Press Release of RBC Bearings Incorporated dated August 4, 2022

104	Cover page interactive data file (embedded within the inline XBRL document)

Cautionary Statement as to Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to the “safe harbor” created by those sections, including but not limited to statements regarding the expected impacts of the restatement of the Company’s financial statements for the Affected Periods, the Company’s plans to file an amendment to its 2022 Annual Report on Form 10-K and the Company’s plans to remediate the material weakness in its internal control over financial reporting. Forward-looking statements may include the words “may,” “would,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” and other similar words. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Among those risks and uncertainties are the discovery of additional information relevant to the Affected Periods, changes in the impacts of the restatement described herein on the Company’s financial statements for the Affected Periods, delays in the filing of an amendment to the Company’s 2022 Annual Report on Form 10-K or in its efforts to remediate the material weakness described herein and other risks and uncertainties listed or disclosed in the Company’s reports filed with the Securities and Exchange Commission, including, without limitation, the risks identified under the heading “Risk Factors” set forth in the Company’s 2022 Annual Report on Form 10-K. If any of these risks materialize or the Company’s assumptions underlying the forward-looking statements contained herein prove incorrect, actual results could differ materially from those implied by such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not intend, and undertakes no obligation, to update or alter any forward-looking statements for subsequent developments, except as required by law.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 4, 2022

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
	Name:	John J. Feeney
	Title:	Vice President, General Counsel & Secretary